UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): January 11, 2023

TherapeuticsMD, Inc.

(Exact Name of Registrant as Specified in its Charter)

Nevada	001-00100	87-0233535
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

951 Yamato Road, Suite 220

Boca Raton, FL 33431

(Address of Principal Executive Office) (Zip Code)

Registrant’s telephone number, including area code: (561) 961-1900

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.001 per share	TXMD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230-405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 11, 2023, TherapeuticsMD, Inc., a Nevada corporation (the “Company”), terminated that certain amended and restated employment agreement, dated November 24, 2020, by and between the Company and Mr. Michael Donegan, the Company’s Interim Chief Financial Officer, Chief Accounting Officer and Vice President Finance (the “Employment Agreement”). The termination, effective as of December 30, 2022, is a termination without “Good Cause,” as defined in the Employment Agreement. Mr. Donegan is entitled to receive the separation benefits provided therein upon his execution of a general release of all claims against the Company and its affiliates, which include (i) his annual base salary for a period of twelve (12) months, (ii) an amount equal to his targeted annual bonus award for 2022, (iii) COBRA benefits for a period of twenty-four (24) months, (iv) all unvested equity compensation, including performance-based equity at target level achievement, held by Mr. Donegan will vest as of the effective date of such termination, and (v) payment for accrued but unused paid time off consistent with the Company’s policies and procedures therefor in effect (the “Separation Benefits”). In addition to the Separation Benefits, Mr. Donegan is eligible to receive the fourth tranche of his performance bonus ($67,500) awarded under the Company’s 2022 Executive Retention and Performance Bonus Plan (the “ERB-Plan”) payable within 60 days following termination and the second tranche of his performance bonus ($67,500) awarded under the ERB-Plan, in exchange for providing transition assistance to the Company through March 31, 2023, to be paid in a single lump sum within thirty (30) days following the end of the transition period.

Mr. Donegan is continuing to serve as the Company’s Principal Financial Officer and Principal Accounting Officer in a consulting capacity.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 18, 2023	THERAPEUTICSMD, INC.

/s/ Marlan Walker
Marlan Walker
Chief Executive Officer